J.P. MORGAN EXCHANGE TRADED FUNDS

JPMorgan Limited Duration Bond ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated October 21, 2024

to the current Summary Prospectus and Prospectus, as supplemented

Effective November 1, 2024, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michael Sais	2023	Managing Director
Robert Manning	2023	Managing Director
Sajjad Hussain	2024	Managing Director

Mr. Sais and Mr. Manning also were the predecessor fund’s portfolio managers since 1995 and 2013, respectively.

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Limited Duration Bond ETF” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Limited Duration Bond ETF

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of the predecessor fund since 1995. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. An employee of JPMIM since 1999, Robert Manning, Managing Director and CFA charterholder, has also participated in the management of the predecessor fund since 2013. Mr. Manning is a portfolio manager for Insurance Solutions. Previously, he was a member of the Fixed Income Portfolio Management Group that supports Mid-Institutional Portfolios. An employee of JPMIM since 2016, Sajjad Hussain, Managing Director and CFA charterholder, is the Head of Securitized Strategies within the GFICC team and a member of the portfolio management team since 2024. Prior to 2024, Mr. Hussain was the head of the structured credit research team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-LDBETF-PM-1024